UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 25, 2016

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Hudson Street

New York, New York 10014

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

To the extent required by Item 1.01 of Form 8-K, the information contained in Item 2.03 of this Current Report is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 25, 2016, the Registrant issued a press release announcing a proposed private placement of Convertible Notes due 2023. A copy of this press release is filed as Exhibit 99.1 to this Current Report. On May 26, 2016, the Registrant issued a press release regarding the pricing of its offer and sale of $300 million aggregate principal amount of 2.625% Convertible Notes due 2023 (the “Notes”), plus up to an additional $60 million principal amount of Notes pursuant to an over-allotment option granted to the initial purchaser of the Notes. A copy of this press release is filed as Exhibit 99.2 to this Current Report. On May 27, 2016, the initial purchaser of the Notes exercised the over-allotment option in full.

On June 1, 2016, the Registrant completed the private placement of $360 million aggregate principal amount of the Notes and entered into an Indenture, with respect to the Notes, with The Bank of New York Mellon Trust Company, N.A. A copy of the Indenture (which will contain a copy of the form of the Note) will be filed as Exhibit 4.1 to an amendment to this Current Report. The Notes were issued by the Registrant to an initial purchaser in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for resale to “qualified institutional buyers” (as defined in, and in reliance on, Rule 144A under the Securities Act) through the initial purchaser. Net proceeds to the Registrant from the sale of the Notes are estimated to be approximately $350 million, after the initial purchaser’s discount and estimated expenses. The Registrant intends to use the net proceeds for general corporate purposes, which may include acquisitions, repurchases of Common Stock, repurchases of outstanding convertible notes and working capital.

The Notes will mature on June 15, 2023, unless previously repurchased or converted in accordance with their terms prior to such date. Interest on the Notes is payable semiannually on June 15 and December 15 of each year, commencing on December 15, 2016. The first interest payment will include interest from June 1, 2016, the date of original issuance. Under the terms of the Notes, holders may surrender their Notes for conversion into Common Stock at an initial conversion rate of 11.4845 shares of Common Stock per $1,000 principal amount of Notes. This is equivalent to an initial conversion price of approximately $87.07 per share of Common Stock. The initial conversion price represents a premium of approximately 30% over the closing price of the Common Stock on the Nasdaq Global Select Market on May 25, 2016. In the aggregate, the Notes are initially convertible into 4,134,420 shares of Common Stock. The conversion rate may be adjusted under certain circumstances.

Under the terms of the Notes, if the Registrant undergoes certain change of control or other fundamental change transactions prior to the maturity date of the Notes, holders of the Notes will have the right, at their option, to require the Registrant to repurchase some or all of their Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.

Item 3.02.	Unregistered Sales of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 2.03 of this Current Report is hereby incorporated by reference into this Item 3.02.

Item 7.01.	Regulation FD Disclosure

Exhibit 99.3 hereto is a revised copy of the “Supplemental 2016 Guidance for Income Per Share Calculation” that was previously included in Exhibit 99.3 to the Current Report on Form 8-K furnished by the Registrant on May 4, 2016; it has been revised solely to reflect the effects of the issuance of the Notes (as defined in Item 2.03 above) by the Registrant and no other developments or changes that may have occurred since May 4, 2016 are reflected in Exhibit 99.3 hereto. Exhibit 99.3 hereto is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

All statements contained in Exhibit 99.3 hereto, other than statements of historical fact, are forward-looking statements, including those regarding guidance on our future financial results. These statements involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements, including risks and uncertainties relating to: market acceptance of our products and services; our relationships with customers and other factors affecting their use of our services and the timing of entry into and implementation of specific contracts with customers, including regulatory matters affecting their products and services; our ability to deploy new or updated services and to create new or enhanced revenue streams from those services; our ability to attract and retain qualified personnel; and changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet and information technology industries. Further information about these matters can be found in our other Securities and Exchange Commission filings and Exhibit 99.3 hereto is intended to be read in conjunction with information contained in those filings. Except as required by applicable law or regulation, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed or furnished herewith:

Exhibit Number	Description

4.1*	Indenture between the Registrant and The Bank of New York Mellon Trust Company, N.A., dated as of June 1, 2016

99.1	Press Release, dated May 25, 2016, regarding proposed offering of Convertible Notes due 2023

99.2	Press Release, dated May 26, 2016, regarding pricing of the Registrant’s 2.625% Convertible Notes due 2023

99.3	Supplemental 2016 Guidance for Income Per Share Calculation

*	To be filed by amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: June 1, 2016	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

4.1*	Indenture between the Registrant and The Bank of New York Mellon Trust Company, N.A., dated as of June 1, 2016

99.1	Press Release, dated May 25, 2016, regarding proposed offering of Convertible Notes due 2023

99.2	Press Release, dated May 26, 2016, regarding pricing of the Registrant’s 2.625% Convertible Notes due 2023

99.3	Supplemental 2016 Guidance for Income Per Share Calculation

*	To be filed by amendment.